STOCK EXCHANGE AGREEMENT


         THIS STOCK EXCHANGE AGREEMENT (the "Agreement") is made and entered into effective August 16, 2006 by and among EVOLVE ONE, INC., a Delaware corporation ("EVLO"), CHINA DIRECT INVESTMENTS, INC., a Florida corporation ("CDI"), and the shareholders of CDI listed on the signature page and Schedule A hereto, constituting all of the shareholders of CDI (collectively, the "Shareholders").

                                    RECITALS:

A. The Shareholders own all of the issued and outstanding common stock of CDI, consisting of 10,000,000 shares of common stock, $.001 par value per share (the "CDI Shares").

B. EVLO desires to acquire the CDI Shares from the Shareholders in exchange for 10,000,000 shares of restricted common stock, $.0001 par value per share, of EVLO (the "EVLO Shares") to be issued to the Shareholders.

C. The Shareholders desire to exchange their CDI Shares for the EVLO Shares upon the terms and conditions set forth herein.

D. It is the intention of the parties hereto that: (i) EVLO shall acquire the CDI Shares solely for the EVLO Shares (the "Exchange"); (ii) the Exchange shall qualify as a transaction exempt from registration or qualification under the Securities Act of 1933, as amended (the "Securities Act"), and (iii) the Exchange shall qualify as a "tax-free" transaction within the meaning of Section 368 of the Internal Revenue Code of 1986.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

                         SECTION 1. EXCHANGE OF SHARES

1.1 Exchange of Shares. On the Closing (as hereinafter defined), the Shareholders shall tender the CDI Shares to EVLO and EVLO shall issue the EVLO Shares to the Shareholders in exchange therefore. The Shareholders shall each execute an Investment Letter at or prior to the receipt of the EVLO Shares substantially in the form of Exhibit A hereto.

1.2 Delivery of CDI Shares. On the Closing Date, the Shareholders will deliver to EVLO the certificates representing the CDI Shares, duly endorsed for transfer (or with executed stock powers) so as to convey good and marketable title to the CDI Shares to EVLO, and, promptly thereafter, EVLO will cause its transfer agent to deliver certificates evidencing the EVLO Shares to the Shareholders in accordance with Schedule A hereto.

          SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

         Each of the Shareholders represents and warrants to EVLO as follows:

2.1 Information on Shareholders. Each of the Shareholders is an "accredited investor," as such term is defined in Regulation D promulgated under the Securities Act, or is otherwise experienced in investments and business matters, has made investments of a speculative nature and has such knowledge and experience in financial, tax and other business matters as to enable him to evaluate the merits and risks of, and to make an informed investment decision with respect to, this Agreement. Each of the Shareholders understands that his acquisition of the EVLO Shares is a speculative investment, and each of the Shareholders represents that he is able to bear the risk of such investment for an indefinite period, and can afford a complete loss thereof.

2.2 Investment Intent. The Shareholders understand that the EVLO Shares have not been registered under the Securities Act, and may not be sold, assigned, pledged, transferred or otherwise disposed of unless the EVLO Shares are registered under the Securities Act or an exemption from registration is available. Shareholders represent and warrant that each is acquiring the EVLO Shares for his/its own account, for investment, and not with a view to the sale or distribution of the EVLO Shares except in compliance with the Securities Act. Each certificate representing the EVLO Shares will have the following or substantially similar legend thereon:

            "The shares represented by this certificate have not been
          registered under the Securities Act of 1933, as amended (the
           "Securities Act") or any state securities laws. The shares have been acquired for investment and may not be sold or
             transferred in the absence of an effective Registration
          Statement for the shares under the Securities Act unless, in the opinion of counsel satisfactory to the Company,
          registration is not required under the Securities Act or any applicable state securities laws."

2.3 Ownership of CDI Shares and Authorization of Agreement. Shareholders are the sole record and beneficial owners of the CDI Shares, all of which shares are owned free and clear of all rights, claims, liens and encumbrances, and have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement. There are no outstanding subscriptions, rights, options, warrants or other agreements obligating Shareholders to sell or transfer to any third person any of the CDI Shares owned by Shareholders, or any interest therein. Shareholders have the power to enter into this Agreement and to carry out his, her or its obligations hereunder. This Agreement has been duly executed by the Shareholders and constitutes the valid and binding obligation of the Shareholders, enforceable against the Shareholders in accordance with its terms.

                SECTION 3. REPRESENTATIONS AND WARRANTIES OF CDI

         CDI, to the best of its knowledge, hereby represents and warrants to EVLO as follows, with any exceptions thereto being denoted on the applicable schedule to this Agreement:

3.1 Organization and Good Standing. CDI is a corporation, duly organized, validly existing and in good standing under the laws of the State of Florida, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. CDI is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

3.2 Authorization; Enforceability; No Breach. CDI has all necessary corporate power and authority to execute this Agreement and perform its obligations hereunder. This Agreement constitutes the valid and binding obligation of CDI enforceable against CDI in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights. The execution, delivery and performance of this Agreement by CDI and the consummation of the transactions contemplated hereby will not:

(a) violate any provision of the Charter or By-Laws of CDI;

(b) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which CDI is a party or by or to which it or any of its assets or properties may be bound or subject;

(c) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, CDI, or upon the properties or business of CDI; or

(d) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a Material Adverse Effect (as hereinafter defined) on the business or operations of CDI.

3.3 Compliance with Laws. CDI has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business or financial condition of CDI.

3.4 Consents and Approvals. No filing with, and no permit, authorization, consent, or approval of, any public body or authority or any third party is necessary for the consummation by CDI of the transactions contemplated by this Agreement.

3.5 Litigation. There is no action, suit or proceeding pending or threatened, or any investigation, at law or in equity, before any arbitrator, court or other governmental authority, pending or threatened, nor any judgment, decree, injunction, award or order outstanding, against or in any manner involving CDI or any of CDI's properties or rights, which (a) could reasonably be expected to have a material adverse effect on CDI taken as a whole, or (b) could reasonably be expected to materially and adversely affect consummation of any of the transactions contemplated by this Agreement (collectively, a "Material Adverse Effect").

3.6 Brokers or Finders. No broker's or finder's fee will be payable by CDI in connection with the transaction contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by CDI.

3.7 Real Estate. CDI neither owns real property nor is a party to any leasehold agreement, except as set forth on Schedule 3.7 hereof.

3.8 Assets. CDI owns all rights, title and interest in and to its assets, free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances.

3.9 Financial Statements. The audited balance sheet of CDI at December 31, 2005 and related statement of operations, cash flow and shareholders' equity, and the unaudited balance sheet of CDI at June 30, 2006 and related statements of operations, cash flow and shareholders' equity (collectively the "CDI Financial Statements") fairly present in all material respects the financial position of CDI as of the respective dates thereof, and the other related statements included therein fairly present in all material respects the results of operations, changes in shareholders' equity and cash flows of CDI for the respective periods or as of the respective dates set forth therein, all in conformity with generally accepted accounting principles consistently applied during the periods involved, except as otherwise noted therein.

3.10 Absence of Changes; No Undisclosed Liabilities. Except as set forth on
Schedule 3.10, since June 30, 2006, CDI has not incurred any liability material to CDI, except in the ordinary course of its business, consistent with past practices; suffered a change, or any event involving a prospective change, in the business, assets, financial condition, or results of operations of CDI which has had, or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, (other than as a result of changes or proposed changes in federal or state regulations of general applicability or interpretations thereof, changes in generally accepted accounting principles, and changes that could, under the circumstances, reasonably have been anticipated in light of disclosures made in writing by CDI to EVLO pursuant hereto); or subsequent to the date hereof, conducted its business and operations other than in the ordinary course of business and consistent with past practices. CDI has no liability (and CDI is not aware of any basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rising to any liability which individually or is in the aggregate are reasonably likely to have a Material Adverse Effect on CDI) except for (a) liabilities set forth on the face of the most recent balance sheet included in the CDI Financial Statements, and (b) liabilities which have arisen after the date of such balance sheet in the ordinary course of business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, tort, infringement, or violation of law).

3.11 Capitalization. The authorized capital stock of CDI consists of 200,000,000 shares of common stock of which 10,000,000 shares are presently issued and outstanding. CDI has not granted, issued or agreed to grant, issue or make available any warrants, options, subscription rights or any other commitments of any character relating to the unissued shares of capital stock of CDI, except as listed on Schedule 3.11 hereof, all of which at the Closing will be terminated and replaced with identical options of EVLO. All of the CDI Shares are duly authorized and validly issued, fully paid and non-assessable.

3.12 Contracts. A copy of each of the material contracts, instruments, mortgages, notes, security agreements, leases, agreements, or understandings, whether written or oral, to which CDI is a party that relates to or affects the assets or operations of CDI or to which CDI's assets or operations may be bound or subject (collectively, the "Contracts"), has been provided to EVLO. Each Contract is a valid and binding obligation of CDI and in full force and effect, except for where the failure to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect. For purposes of this Agreement a material contract shall be any contract or agreement involving consideration in excess of $10,000. There are no existing defaults by CDI thereunder or, to the knowledge of CDI, by any other party thereto, which defaults, individually or in the aggregate, would have a Material Adverse Effect.

3.13 Taxes. All required tax returns or federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by CDI for all years for which such returns are due unless an extension for filing any such return has been properly prepared and filed. Any and all federal, state, county, municipal, local, foreign and other taxes, assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. CDI has not been audited by any local, state or federal tax authority.

3.14 (a) Except to the extent that any inaccuracy of any of the following (or the circumstances giving rise to such inaccuracy), in the aggregate, would not reasonably be expected to have a Material Adverse Effect on CDI: (i) CDI owns, or is licenses or otherwise has the legally enforceable right to use (in each case, clear of any liens or encumbrances of any kind), all Intellectual Property (as hereinafter defined) used in or necessary for the conduct of its business as currently conducted; (ii) no claims are pending or, to the knowledge of CDI, threatened that CDI is infringing on or otherwise violating the rights of any person with regard to any Intellectual Property used by, owned by, and/or licensed to CDI; (iii) as of the date of this Agreement, to the knowledge of CDI, no person is infringing on or otherwise violating any right of CDI with respect to any Intellectual Property owned by and/or licensed to CDI; and (iv) as of the date of this Agreement, CDI has not received any notice of any claim challenging the ownership or validity of any Intellectual Property owned by CDI or challenging CDI's license or legally enforceable right to use any Intellectual Property licensed by it.

                  (b) For purposes of this Agreement, "Intellectual Property" means trademarks (registered or unregistered), service marks, brand names, certification marks, trade dress, assumed names, trade names, and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patented, patentable, or not in any jurisdiction; trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works of authorship, whether copyrighted, copyrightable, or not in any jurisdiction; registration or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; any similar intellectual property or proprietary rights and computer programs and software (including source code, object code, and data); licenses, immunities, covenants not to sue, and the like relating to the foregoing; and any claims or causes of action arising out of or related to any infringement or misappropriation of any of the foregoing.

3.15 Labor and Employment Matters. (a) CDI is and has been in compliance in all respects with all applicable laws respecting employment and employment practices, terms, and conditions of employment and wages and hours, including, such laws respecting employment discrimination, equal opportunity, affirmative action, worker's compensation, occupational safety, and health requirements and unemployment insurance and related matters, and are not engaged in and have not engaged in any unfair labor practice; (b) no investigation or review by or before any governmental entity concerning any violations of any such applicable laws is pending nor, to the knowledge of CDI is any such investigation threatened or has any such investigation occurred during the last three years, and no governmental entity has provided any notice to CDI or otherwise asserted an intention to conduct any such investigation; (c) there is no labor strike, dispute, slowdown, or stoppage actually pending or threatened against CDI; (d) no union representation question or union organizational activity exists respecting the employees of CDI; (e) no collective bargaining agreement exists which is binding on CDI; (f) CDI has experienced no work stoppage or other labor difficulty; and (g) in the event of termination of the employment of any of the current officers, directors, employees, or agents of CDI, CDI shall, pursuant to any agreement or by reason of anything done prior to the closing by CDI not be liable to any of said officers, directors, employees, or agents for so-called "severance pay" or any other similar payments or benefits, including, without limitation, post-employment healthcare (other than pursuant to COBRA) or insurance benefits, except to the extent that any matter in Items (a), (b), (f) and (g) could reasonably be expected individually or in the aggregate to have a Material Adverse Effect on CDI. CDI had entered into employment agreements with Dr. Wang, Mr. Siegel, Mr. Stein, Ms. Yi (jenny) Liu and Mr. Qingchen Zhao each of which on the Closing the parties will terminate with no further obligations by the parties thereto in exchange for identical employment agreements with EVLO.

3.16 Employee Benefit Plans. CDI is not a party to any written or formal employee benefit plan (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) policy or agreement that is maintained (all of the foregoing, the "Benefit Plans"), or is or was contributed to by CDI or pursuant to which CDI or any trade or business, whether or not incorporated (an "ERISA Affiliate"), which together with CDI would be deemed a "single employer" within the meaning of Section 4001 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), is still potentially liable for payments, benefits, or claims.

3.17 State Anti-Takeover Statutes. The CDI Board of Directors has approved this Agreement and the transactions contemplated hereby and thereby such approval constitutes approval of the Agreement and other transactions contemplated hereby and thereby by the CDI Board of Directors as required under Florida law. To the knowledge of CDI, no state anti-takeover statute is applicable to the Exchange.

3.18 Absence of Certain Business Practices. Neither CDI nor any director, officer, employer, or agent of CDI, nor any person acting on their behalf, directly or indirectly has to CDI's knowledge given or agree to give any gift or similar benefit to any customer, supplier, governmental employee or other person which (a) might subject CDI to any damage or penalty in any civil, criminal, or governmental litigation or proceeding, (b) if not given in the past, might have had a Material Adverse Effect on CDI, or (c) if not continued in the future, might have a Material Adverse Effect on CDI or which might subject CDI to suit or penalty in any private or governmental litigation or proceeding.

3.19 Internal Accounting Controls. CDI maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations,
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.20 Full Disclosure. No representation or warranty by CDI in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to EVLO pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains, or will contain, any untrue statement of a material fact or omits, or will omit, to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the businesses of CDI.

                SECTION 4. REPRESENTATIONS AND WARRANTS OF EVLO.

         EVLO hereby represents and warrants to CDI and the Shareholders as follows, with any exceptions thereto being denoted on the applicable schedule to this Agreement:

4.1 Organization and Good Standing. EVLO is a corporation duly organized, validly existing and in good standing under the laws of Florida, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. EVLO is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

4.2 Authorization; Enforceability; No Breach. EVLO has all necessary corporate power and authority to execute this Agreement and perform its obligations hereunder. This Agreement constitutes the valid and binding obligation of EVLO enforceable against EVLO in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights. The execution, delivery and performance of this Agreement by EVLO and the consummation of the transactions contemplated hereby will not:

(a) violate any provision of the Charter or By-Laws of EVLO;

(b) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which EVLO is a party or by or to which it or any of its assets or properties may be bound or subject;

(c) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, EVLO, or upon the properties or business of EVLO; or

(d) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a Material Adverse Effect on the business or operations of EVLO.

4.3 The EVLO Shares. The EVLO Shares to be issued to the Shareholders have been, or on or prior to the Closing will have been, duly authorized by all necessary corporate and shareholder actions and, when so issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and will not be issued in violation of the pre-emptive or similar rights of any person.

4.4 Compliance with Laws. EVLO has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business or financial condition of EVLO.

4.5 Consents and Approvals. No filing with, and no permit, authorization, consent or approval of any public body or authority or any third party is necessary for the consummation by EVLO of the transactions contemplated by this Agreement.

4.6 Litigation. Other than as set forth on Schedule 4.6 and in its publicly filed documents with the Securities and Exchange Commission ("SEC"), there is no action, suit or proceeding pending or threatened, or any investigation, at law or in equity, before any arbitrator, court or other governmental authority, pending or threatened, nor any judgment, decree, injunction, award or order outstanding, against or in any manner involving EVLO or any of EVLO's properties or rights which (a) could reasonably be expected to have a material adverse effect on EVLO taken as a whole, or (b) could reasonably be expected to materially and adversely affect consummation of any of the transactions contemplated by this Agreement.

4.7 Brokers or Finders. No broker's or finder's fee will be payable by EVLO in connection with the transaction contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by EVLO.

4.8 Real Estate. EVLO neither owns real property nor is a party to any leasehold agreement.

4.9 Assets. EVLO owns all rights, title and interest in and to its assets, free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances.

4.10 Financial Statements. The audited balance sheets of EVLO at December 31, 2005 and 2004 and related statements of operations, cash flow and shareholders' equity, and the unaudited balance sheet of EVLO at June 30, 2006 and related statements of operations, cash flow and shareholders' equity (collectively the "EVLO Financial Statements") fairly present in all material respects the financial position of EVLO as of the respective dates thereof, and the other related statements included therein fairly present in all material respects the results of operations, changes in shareholders' equity and cash flows of EVLO for the respective periods or as of the respective dates set forth therein, all in conformity with generally accepted accounting principles consistently applied during the periods involved, except as otherwise noted therein.

4.11 Absence of Changes; No Undisclosed Liabilities. Except as disclosed in its Form 10-QSB for fiscal year ended June 30, 2006, since June 30, 2006, EVLO has not incurred any liability material to EVLO on a consolidated basis, except in the ordinary course of its business, consistent with past practices; suffered a change, or any event involving a prospective change, in the business, assets, financial condition, or results of operations of EVLO which has had, or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, (other than as a result of changes or proposed changes in federal or state regulations of general applicability or interpretations thereof, changes in generally accepted accounting principles, and changes that could, under the circumstances, reasonably have been anticipated in light of disclosures made in writing by EVLO to CDI pursuant hereto); or subsequent to the date hereof, conducted its business and operations other than in the ordinary course of business and consistent with past practices. EVLO has no liability (and EVLO is not aware of any basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rising to any liability which individually or is in the aggregate are reasonably likely to have a Material Adverse Effect on EVLO) except for (a) liabilities set forth on the face of the most recent balance sheet included in the EVLO Financial Statements, and (b) liabilities which have arisen after the date of such balance sheet in the ordinary course of business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, tort, infringement, or violation of law).

4.12 Capitalization. The authorized capital stock of EVLO consists of 150,000,000 shares of common stock of which 526,120 (post 100 for 1 reverse stock-split) shares are presently issued and outstanding, and 10,000,000 shares of preferred stock, no shares of which have been issued or designated. EVLO has not granted, issued or agreed to grant, issue or make available any warrants, options, subscription rights or any other commitments of any character relating to the unissued shares of capital stock of EVLO except as set forth in Schedule
4.12 hereto or as disclosed in its public filings with the SEC. All of the EVLO Shares are duly authorized and validly issued, fully paid and non-assessable.

4.13 Contracts. A copy of each of the material contracts, instruments, mortgages, notes, security agreements, leases, agreements, or understandings, whether written or oral, to which EVLO is a party that relates to or affects the assets or operations of EVLO or to which EVLO's assets or operations may be bound or subject (collectively, the "Contracts"), has been provided to CDI. Each of the Contracts is a valid and binding obligation of EVLO and in full force and effect, except for where the failure to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect. For purposes of this Agreement a material contract shall be any contract or agreement involving consideration in excess of $10,000. There are no existing defaults by EVLO thereunder or, to the knowledge of EVLO, by any other party thereto, which defaults, individually or in the aggregate, would have a Material Adverse Effect.

4.14 Taxes. All required tax returns or federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by EVLO for all years for which such returns are due unless an extension for filing any such return has been properly prepared and filed. Any and all federal, state, county, municipal, local, foreign and other taxes, assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. EVLO has never been audited by any local, state or federal tax authority.

4.15 Except as may be disclosed in its public filings with the SEC and to the extent that any inaccuracy of any of the following (or the circumstances giving rise to such inaccuracy), in the aggregate, would not reasonably be expected to have a Material Adverse Effect on EVLO: (i) EVLO owns, or is licensed or otherwise has the legally enforceable right to use (in each case, clear of any liens or encumbrances of any kind), all Intellectual Property (as hereinafter defined) used in or necessary for the conduct of its business as currently conducted; (ii) no claims are pending or, to the knowledge of EVLO, threatened that EVLO is infringing on or otherwise violating the rights of any person with regard to any Intellectual Property used by, owned by, and/or licensed to EVLO or any of its subsidiaries; (iii) as of the date of this Agreement, to the knowledge of EVLO, no person is infringing on or otherwise violating any right of EVLO with respect to any Intellectual Property owned by and/or licensed to EVLO; and (iv) as of the date of this Agreement, neither EVLO nor any of its subsidiaries have received any notice of any claim challenging the ownership or validity of any Intellectual Property owned by EVLO or challenging EVLO's license or legally enforceable right to use any Intellectual Property licensed by it.

4.16 Labor and Employment Matters. (a) EVLO is and has been in compliance in all respects with all applicable laws respecting employment and employment practices, terms, and conditions of employment and wages and hours, including, such laws respecting employment discrimination, equal opportunity, affirmative action, worker's compensation, occupational safety, and health requirements and unemployment insurance and related matters, and are not engaged in and have not engaged in any unfair labor practice; (b) no investigation or review by or before any governmental entity concerning any violations of any such applicable laws is pending nor, to the knowledge of EVLO is any such investigation threatened or has any such investigation occurred during the last three years, and no governmental entity has provided any notice to EVLO or otherwise asserted an intention to conduct any such investigation; (c) there is no labor strike, dispute, slowdown, or stoppage actually pending or threatened against EVLO; (d) no union representation question or union organizational activity exists respecting the employees of EVLO; (e) no collective bargaining agreement exists which is binding on EVLO; (f) EVLO has experienced no work stoppage or other labor difficulty; and (g) in the event of termination of the employment of any of the current officers, directors, employees, or agents of EVLO, EVLO shall not, pursuant to any agreement or by reason of anything done prior to the closing by EVLO be liable to any of said officers, directors, employees, or agents for so-called "severance pay" or any other similar payments or benefits, including, without limitation, post-employment healthcare (other than pursuant to COBRA) or insurance benefits, except to the extent that any matter in Items
(a), (b), (f) and (g) could reasonably be expected individually or in the aggregate to have a Material Adverse Effect on EVLO.

4.17 Employee Benefit Plans. Except as may be disclosed in its public filings with the SEC, EVLO is not a party to any written or formal employee benefit plan (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) policy or agreement that is maintained (all of the foregoing, the "Benefit Plans"), or is or was contributed to by EVLO or pursuant to which EVLO or any trade or business, whether or not incorporated (an "ERISA Affiliate"), which together with EVLO would be deemed a "single employer" within the meaning of Section 4001 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), is still potentially liable for payments, benefits, or claims.

4.18 State Anti-Takeover Statutes. The EVLO Board of Directors has approved this Agreement and the transactions contemplated hereby, and thereby such approval constitutes approval of the Agreement and other transactions contemplated hereby and thereby by the EVLO Board of Directors as required under Delaware law. To the knowledge of EVLO, no state anti-takeover statute is applicable to the Exchange.

4.19 Absence of Certain Business Practices. Neither EVLO nor any director, officer, employer, or agent of the foregoing, nor any person acting on its behalf, directly or indirectly has to EVLO's knowledge given or agree to give any gift or similar benefit to any customer, supplier, governmental employee or other person which (a) might subject EVLO to any damage or penalty in any civil, criminal, or governmental litigation or proceeding, (b) if not given in the past, might have had a Material Adverse Effect on EVLO, or (c) if not continued in the future, might have a Material Adverse Effect on EVLO or which might subject EVLO to suit or penalty in any private or governmental litigation or proceeding.

4.20 Internal Accounting Controls. EVLO maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.21 SEC Reports. Except as may be disclosed in its public filings with the SEC, EVLO has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports"). The SEC Reports comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.

4.22 Full Disclosure. No representation or warranty by EVLO in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to CDI pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains, or will contain, any untrue statement of a material fact or omits, or will omit, to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the businesses of EVLO.

                  SECTION 5. COVENANTS AND ADDITIONAL AGREEMENT

5.1. Examinations and Investigations. Prior to the Closing, the parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation and verification of the assets, properties, business and operations, books, records and financial condition of the other, including communications with suppliers, vendors and customers, as they each may reasonably require. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement. Consummation of this Agreement shall be subject to the fulfillment of due diligence procedures to the reasonable satisfaction of each of the parties hereto and their respective counsel.

5.2. Expenses. Each party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein.

5.3. Further Assurances. The parties shall execute such documents and other papers and take such further action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain in the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

5.4. Confidentiality. In the event the transactions contemplated by this Agreement are not consummated, each of the parties hereto agree to keep confidential any information disclosed to each other in connection therewith; provided, however, such obligation shall not apply to information which:

(a) at the time of disclosure was public knowledge;

(b) after the time of disclosure becomes public knowledge (except due to the action of the receiving party); or

(c) the receiving party had within its possession at the time of disclosure.

         5.7 Stock Certificates and Consideration. At the Closing, the Shareholders shall have delivered the certificates representing the CDI Shares duly endorsed (or with executed stock powers) so as to make EVLO the sole owner thereof. At such Closing, EVLO shall issue the EVLO Shares to the Shareholders, as provided herein.

         5.8 Management of CDI and EVLO. On the Closing date, the directors and officers of EVLO shall resign and the designees of CDI shall, from and after the Closing, be the directors and officers of EVLO.

        5.9 Employment Agreement. CDI has employment agreements with each of the Shareholders, and Ms.Liu and Mr. Zhao.On the Closing date, CDI and each of the Shareholders, Ms. Liu and Mr.Zhao will terminate the employment agreements with CDI with no further obligations by the parties thereto, and ELVO will enter into identical employment agreements with the Shareholders in the form attached hereto as Exhibit B, and employment agreements with Ms. Liu and Mr. Zhao.

         5.10 Options. CDI has issued options to the persons and in the amounts listed on Schedule 3.11. On the Closing date, CDI and each option holder will terminate the options with no further obligations by CDI, and ELVO will issue identical options to each person under the ELVO 2006 Equity Compensation Plan

                             SECTION 6. THE CLOSING

         The closing (the "Closing") shall take place contemporaneous with the execution of this Agreement, or at such other time and place as is mutually agreed upon by EVLO, CDI and the Shareholders, following satisfaction or waiver of all conditions precedent to Closing. At the Closing, the parties shall provide each other with such documents as may be necessary or appropriate and customary in transactions of this sort in order to consummate the transactions contemplated hereby, including evidence of due authorization of the Agreement and the transactions contemplated hereby.

                   SECTION 7. CONDITIONS PRECEDENT TO CLOSING

         7.1 Conditions Precedent to the Obligation of EVLO to Issue the EVLO Shares. The obligation of EVLO to issue the EVLO Shares to the Shareholders and to otherwise consummate the transactions contemplated hereby is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for EVLO's sole benefit and may be waived by EVLO at any time in its sole discretion.

(a) Accuracy of CDI's and the Shareholders' Representations and Warranties. The representations and warranties of CDI and the Shareholders will be true and correct in all material respects as of the date when made and as of the Closing, as though made at that time.

(b) Performance by CDI and the Shareholders. CDI and the Shareholders shall have performed all agreements and satisfied all conditions required to be performed or satisfied by them at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) No Material Adverse Changes. CDI shall have suffered no Material Adverse Effect.

(e) Employment Agreements. The Shareholders shall have terminated the employment agreements with CDI and entered into employment agreements with EVLO.

(f) Options. The option holders and CDI shall have terminated the outstanding options and EVLO shall have issued identical options to those persons.

(g) Miscellaneous. CDI and the Shareholders shall have delivered to EVLO such other documents relating to the transactions contemplated by this Agreement as EVLO may reasonably request.

         7.2 Conditions Precedent to the Obligation of the Shareholders to Exchange CDI Shares. The obligation of the Shareholders to exchange their CDI Shares for the EVLO Shares and to otherwise consummate the transactions contemplated hereby is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for the Shareholders' sole benefit and may be waived by CDI at any time in its sole discretion.

(a) Accuracy of EVLO's Representations and Warranties. The representations and warranties of EVLO will be true and correct in all material respects as of the date when made and as of the Closing, as though made at that time.

(b) Performance by EVLO. EVLO shall have performed all agreements and satisfied all conditions required to be performed or satisfied by them at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) No Material Adverse Changes. EVLO shall have suffered no Material Adverse Effect.

(e) Employment Agreements. The Shareholders shall have terminated the employment agreements with CDI and entered into employment agreements with EVLO.

(f) Options. The option holders and CDI shall have terminated the outstanding options and EVLO shall have issued identical options to those persons.

(g) Management. The directors and officers of EVLO shall have resigned and the designees of CDI shall be appointed as the directors and officers of EVLO.

(h) Miscellaneous. EVLO shall have delivered to the Shareholders such other documents relating to the transactions contemplated by this Agreement as the Shareholders may reasonably request.

          SECTION 8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF EVLO

         Notwithstanding any right of CDI and the Shareholders fully to investigate the affairs of EVLO, CDI and the Shareholders shall have the right to rely fully upon the representations, warranties, covenants and agreements of EVLO contained in this Agreement or in any document delivered by EVLO or any of its representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing hereunder for 12 months following the Closing.

          SECTION 9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF CDI
                              AND THE SHAREHOLDERS

         Notwithstanding any right of EVLO fully to investigate the affairs of CDI, EVLO has the right to rely fully upon the representations, warranties, covenants and agreements of CDI and the Shareholders contained in this Agreement or in any document delivered to EVLO by CDI or any of its representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing hereunder for 12 months following the Closing.

                           SECTION 10. INDEMNIFICATION

10.1 Obligation of EVLO to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 8, EVLO hereby agree to indemnify, defend and hold harmless the Shareholders and CDI, to the extent provided for herein, from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees and disbursements) (a "Loss") based upon, arising out of, or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement of EVLO contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

10.2 Obligation of the CDI and the Shareholders to Indemnify. Subject to the limitations on the survival of representations and warranties contained in
Section 9, CDI and the Shareholders agree to indemnify, defend and hold harmless EVLO to the extent provided for herein from and against any Loss based upon, arising out of, or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by any of them and contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

                            SECTION 11. MISCELLANEOUS

11.1 Waivers. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no event constitute a waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

11.2 Amendment. This Agreement may be amended or modified only by an instrument of equal formality signed by the parties or the duly authorized representatives of the respective parties.

11.3 Assignment.  This Agreement is not assignable except by operation of law.


11.4 Notices. Until otherwise specified in writing, the mailing addresses of both parties of this Agreement shall be as follows:

         CDI:                       5301 N. Federal Highway
                                    Suite 120
                                    Boca Raton, FL, 33487

         With a copy to:

                                    James M. Schneider, Esq.
                                    Schneider Weinberger & Beilly LLP
                                    2200 Corporate Boulevard, N.W., Suite 210
                                    Boca Raton, Florida 33431

         The Shareholders:          5301 N. Federal Highway
                                    Suite 120
                                    Boca Raton, FL, 33487

         EVLO:                      5301 N. Federal Highway
                                    Suite 120
                                    Boca Raton, FL, 33487



Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address as may be furnished in writing to the addressor.

11.5 Governing Law; Venue. This Agreement shall be governed and construed in accordance with the laws of the State of Florida, without regard to the conflicts of law provisions thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Palm Beach, State of Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this agreement in that jurisdiction or the validity or enforceability of any provision of this agreement in any other jurisdiction. EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY.

11.6 Publicity. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance thereof by the other party.

11.7 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the Exchange and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

11.8 Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

11.9 Severability of Provisions. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

11.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                         EVOLVE ONE, INC.



                                         By:  /s/ Alvin Siegel
                                          ------------------------------------
                                                Alvin Siegel, President


                                         CHINA DIRECT INVESTMENTS, INC.



                                         By:   /s/ Marc Siegel
                                          -----------------------------------
                                                Marc Siegel, President


                                                    SHAREHOLDERS


                                                     Yuejian (James) Wang


                                                       Marc Siegel


                                                       David Stein

                                   SCHEDULE A

                               EXCHANGE WITH EVLO


                       Shares of                          Shares of
                         CDI                              EVLO
Name of                 to be                              to be
Shareholder            Exchanged                          Received


James Wang             4,000,000                         4,000,000
Marc Siegel            4,000,000                         4,000,000
David Stein            2,000,000                         2,000,000

Total                 10,000,000                        10,000,000

                                    EXHIBIT A
                                INVESTMENT LETTER


Evolve One, Inc.
5301 N. Federal Highway
Suite 120
Boca Raton, FL, 33487

In connection with the receipt of the EVLO Shares from Evolve One, Inc., a Delaware corporation ("Company") pursuant to the terms and conditions of the Stock Exchange Agreement dated August 16, 2006, the undersigned hereby represents, warrants, covenants and agrees as set forth below.

         1. Purchase Entirely for Own Account. The Shares will be acquired for investment for the Undersigned' own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the EVLO Shares or any portion thereof. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to all or any portion of the EVLO Shares.

         2. No Securities Act Registration. The undersigned understands that the EVLO Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption or specific exemptions from the registration provisions of the Securities Act which depend upon, among other things, the bona fide nature of The undersigned' investment intent as expressed herein.

         3. Restricted Securities. The undersigned acknowledges that, unless the undersigned has been advised by the Company that a current registration statement is in effect covering the resale of the EVLO Shares, because the EVLO Shares have not been registered under the Securities Act, the EVLO Shares must be held by the undersigned indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provision of Rule 144 promulgated under the Securities Act that permits the limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the satisfaction of having held the EVLO Shares for a certain duration of time, the availability of certain current public information about the Company, the sale being through a "broker's transaction" (as provided by Rule 144(f)), and the volume of shares sold not exceeding specified limitations (unless the sale is within the requirements of Rule 144(k)).

         4. Accredited and Sophisticated Investor. The undersigned: (a) is an accredited investor as defined in Rule 501(a) of Regulation D of the Securities and Exchange Commission; (b)(i) either alone or with the undersigned's professional advisor or advisors, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of acquiring the EVLO Shares, (ii) either alone by reason of the undersigned' business or financial experience or together with the undersigned' professional advisor or advisors, has the capacity to protect the undersigned' interests in connection with acquisition of the EVLO Shares; and (c) is able to bear the economic risk of the investment in the EVLO Shares, including a complete loss of the investment.

         5. Opportunity to Ask Questions. The undersigned has had an opportunity to ask questions of and receive answers from the Company or its representatives concerning the terms of the undersigned' investment in the EVLO Shares, all such questions have been answered to the full satisfaction of the undersigned, and the undersigned has had the opportunity to request and obtain any additional information the undersigned deemed necessary to verify or supplement the information contained therein. The undersigned has reviewed and understands the disclosure provided in the Company's Form 10-KSB for the year end December 31, 2005 and the Form 10-QSB for the quarter ended June 30, 2006.

         6. Investment Risks. The undersigned recognizes that an investment in the EVLO Shares involves substantial risks, and is fully aware of and understands all of the risk factors related to the acquisition of the EVLO Shares. The undersigned has determined that the acquisition of the EVLO Shares is consistent with the undersigned's investment objectives. The undersigned is able to bear the economic risks of an investment in the EVLO Shares, and at the present time could afford a complete loss of such investment.

         7. Limitation on Manner of Offering. The EVLO Shares were not offered to the undersigned by any means of general solicitation or general advertising.

         8. Tax and Other Matters. The undersigned is not relying on the Company with respect to tax and other economic considerations involved in the acquisition of the EVLO Shares. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned' professional, legal, tax, accounting and financial advisors the suitability of an investment in the EVLO Shares for the undersigned's particular tax and financial situation and the undersigned has determined that the EVLO Shares are a suitable investment for him.

         9. Restrictive Legends. The undersigned understands that the EVLO Shares shall bear one or more of the following restrictive legends:

                  (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION UNDER THE ACT AND SUCH LAWS IS NOT REQUIRED"

                  (b) Any legend required by applicable state law.

         10. Successors. The representations and warranties contained herein shall be binding upon the heirs, executors, administrators, personal representatives and other successors of the undersigned and shall inure to the benefit of and be enforceable by the Company.

         11. Address. The address, telephone number and facsimile number set forth at the end of this letter are the undersigned's true and correct address.

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities covered thereby until the end of such period.



                                         SHAREHOLDER



                                         (Signature)


                                            Address:

                                            Telephone:

                                            Social Security Number

                                    EXHIBIT B
                          FORM OF EMPLOYMENT AGREEMENT

                                  SCHEDULE 3.10
                                   Liabilities

                                  SCHEDULE 3.11
                              Options and Warrants

      Options; 2005 ESOP            Amount   Ex Price   Issued    Exp.     Vest
                                   -------   ---------- -------- ------    ----
       Marc Siegel                400,000    $ 0.01   1/1/2005 2/1/2010 1/1/2005

       James Wang                 400,000    $ 0.01   1/1/2005 2/1/2010 1/1/2005

       David Stein                200,000    $ 0.01   6/1/2005 2/1/2010 6/1/2005
      --------------------------------------------------------------------------

                                1,000,000


      Options; 2006 ESOP            Amount   Ex Price   Issued    Exp.     Vest
                                   -------   ---------- -------- ------    ----
       Marc Siegel                400,000    $ 2.50   1/1/2005 1/1/2011 1/1/2006

       James Wang                 400,000    $ 2.50   1/1/2005 1/1/2011 1/1/2006

       David Stein                200,000    $ 2.50   6/1/2005 1/1/2011 1/1/2006

       Richard Galterio         1,000,000    $ 0.30   3/1/2006 1/1/2012 1/1/2007

       Richard Galterio           100,000    $ 2.50   3/1/2006 3/1/2012 3/1/2007

       Qingchen Zhao               24,000    $ 2.50   6/5/2006 6/1/2011 6/1/2006

       Jie Wu                      24,000    $ 2.50   6/1/2006 6/1/2012 6/1/2007

       Lili Gong                  500,000    $ 0.01   5/1/2006 5/1/2011 5/1/2006

       Yonghua Cai                500,000    $ 2.50   5/1/2006 5/1/2011 5/1/2006

       Xiaowen Zhuang             500,000    $ 2.50   5/1/2006 5/1/2011 5/1/2006

       Tony Wang                  500,000    $ 2.50   5/1/2006 5/1/2011 5/1/2006

       Yi Liu                      48,000    $ 2.50   6/5/2006 6/1/2012 6/1/2007
      --------------------------------------------------------------------------

                                4,196,000


                                  Amount   Ex Price   Issued    Exp.     Vest
                                 -------   ---------- -------- ------    ----
       Marc Siegel               400,000     $ 5.00   1/1/2005 1/1/2012 1/1/2007

       James Wang                400,000     $ 5.00   1/1/2005 1/1/2012 1/1/2007

       David Stein               200,000     $ 5.00   6/1/2005 1/1/2012 1/1/2007

       Richard Galterio          100,000     $ 5.00   3/1/2006 1/1/2012 1/1/2007
      --------------------------------------------------------------------------

                               1,100,000


                                  Amount   Ex Price   Issued    Exp.     Vest
                                   -------   ---------- -------- ------    ----
       Marc Siegel               500,000     $ 7.50   1/1/2005 1/1/2013 1/1/2008

       James Wang                500,000     $ 7.50   1/1/2005 1/1/2013 1/1/2008

       David Stein               250,000     $ 7.50   6/1/2005 1/1/2013 1/1/2008

       Richard Galterio          125,000     $ 7.50   3/1/2006 1/1/2013 1/1/2008
      --------------------------------------------------------------------------

                               1,375,000


                                   Amount   Ex Price   Issued    Exp.     Vest
                                   -------   ---------- -------- ------    ----

       James Wang                500,000     $ 10.00  1/1/2005 1/1/2014 1/1/2009

       David Stein               250,000     $ 10.00  6/1/2005 1/1/2014 1/1/2009

       Richard Galterio          125,000     $ 10.00  3/1/2006 1/1/2014 1/1/2009
      --------------------------------------------------------------------------

                               1,375,000